                                  REVLON, INC.


                          NOTICE OF GUARANTEED DELIVERY
            PURSUANT TO THE OFFERING CIRCULAR DATED FEBRUARY 20, 2004

     This Notice of Guaranteed Delivery relates to the offer by Revlon, Inc. ("Revlon"), upon the terms and subject to the conditions set forth in the offering circular dated February 20, 2004 (the "Offering Circular") and the related Letter of Transmittal, to exchange (the "Exchange Offers"):

     o each $1,000 principal amount of outstanding 8 1/8% Senior Notes due 2006 (the "8 1/8% Senior Notes") issued by Revlon Consumer Products Corporation, a Delaware corporation and a wholly owned subsidiary of Revlon ("Products Corporation"), and guaranteed by Revlon, for:

         o 400 shares of Class A common stock of Revlon, par value $0.01 per share ("Revlon Class A common stock"), or

         o     $830 in cash;

     o each $1,000 principal amount of outstanding 9% Senior Notes due 2006 (the "9% Senior Notes" and, together with the 8 1/8% Senior Notes, the "Senior Notes") issued by Products Corporation and guaranteed by Revlon for:

         o     400 shares of Revlon Class A common stock, or

         o     $800 in cash;

     o each $1,000 principal amount of outstanding 8 5/8% Senior Subordinated Notes due 2008 (the "8 5/8% Senior Subordinated Notes" and, together with the Senior Notes, the "Exchange Notes") issued by Products Corporation and guaranteed by Revlon for:

         o     300 shares of Revlon Class A common stock, or

         o     $620 in cash.

The shares of Revlon Class A common stock offered in exchange for the principal amount of the Exchange Notes are referred to as the "Stock Consideration." The cash amounts offered in exchange for the principal amount of the Exchange Notes are referred to as the "Cash Consideration"; provided that the maximum aggregate principal amount of Exchange Notes that may receive the Cash Consideration in the Exchange Offers is $150 million, which amount will be reduced by the aggregate principal amount of Additional Tendered Notes (as defined in the Offering Circular) validly tendered in the Exchange Offers and exchanged for the Stock Consideration (the "Maximum Cash Tender") and, to the extent that the aggregate principal amount of Exchange Notes tendered for the Cash Consideration exceeds the Maximum Cash Tender, Revlon will apportion the Cash Consideration pro rata as more fully described in the Offering Circular.

     Each tendering holder of Exchange Notes ("Noteholder") will also receive accrued and unpaid interest due on the validly tendered Exchange Notes up to, but not including, the date of the consummation of the Exchange Offers, which will be paid in Revlon Class A common stock or cash, at the option of the tendering Noteholder, without regard to whether such Noteholder has elected to receive the Stock Consideration or the Cash Consideration in exchange for the principal amount of their tendered Exchange Notes. If a Noteholder elects to receive such interest payment in additional shares of Revlon Class A common stock, such Noteholder will receive shares of Revlon Class A common stock at a set ratio of 400 shares of Revlon Class A common stock per $1,000 of accrued interest with respect to the amount of outstanding Exchange Notes tendered, regardless of the series of Exchange Notes that they exchange.

     Subject to the terms and conditions of the Exchange Offers, Revlon will issue the Stock Consideration or the Cash Consideration (the "Exchange Consideration") in exchange for all outstanding 8 1/8% Senior Notes, 9% Senior Notes and 8 5/8% Senior Subordinated Notes that are validly tendered. Revlon will not issue fractional shares of Revlon Class A common stock in the Exchange Offers. Rather, any fractional share to which a Noteholder would otherwise be entitled to as consideration for their Exchange Notes will be rounded down to the nearest whole number of shares. If a Noteholder receives payment for accrued and unpaid interest due on their Exchange Notes in additional shares of Revlon Class A common stock, we will not issue fractional shares of Revlon Class A common stock and no cash will be paid in lieu thereof.

     Capitalized terms used but not defined herein have the meanings assigned to them in the Offering Circular and the Letter of Transmittal.

     You must use this Notice of Guaranteed Delivery, or one substantially equivalent to this form, to accept the Exchange Offers if you are a Noteholder and wish to tender any Exchange Notes, but the procedure for book-entry transfer cannot be completed before the expiration of the applicable Exchange Offers. You may effect a tender of your Exchange Notes if :

     (a) the tender is made through an eligible guarantor institution;

     (b) prior to the expiration of the applicable Exchange Offer, the exchange agent receives from an eligible guarantor institution a properly completed and duly executed notice of guaranteed delivery, substantially in the form we have provided, setting forth (i) your name and address, (ii) the amount of Exchange Notes you are tendering, (iii) the form of consideration you wish to receive in exchange for your Exchange Notes and any accrued and unpaid interest thereon,
(iv) if applicable, stating that you desire to have returned to you any portion of the Exchange Notes not exchanged for the Cash Consideration as a result of proration (rather than having such Exchange Notes automatically exchanged for the Stock Consideration) and (v) stating that the tender is being made by notice of guaranteed delivery; this document may be sent by overnight courier, registered or certified mail or facsimile transmission;

     (c) you guarantee that within three NYSE trading days after the date of execution of the notice of guaranteed delivery a book-entry confirmation of transfer into the exchange agent's account at DTC, including the agent's message that forms a part of the book-entry confirmation, with any required signature guarantees, and any other documents required by the Letter of Transmittal, will be deposited by the eligible guarantor institution with the exchange agent; and

     (d) the exchange agent receives a book-entry confirmation of transfer of the Exchange Notes into the exchange agent's account at the Depository Trust Company and an agent's message within three NYSE trading days after the date of execution of the notice of guaranteed delivery.

  The Exchange Agent for the Exchange Offers is U.S. Bank National Association

                    Deliver by Regular or Certified Mail and
                          by Hand or Overnight Courier:

                         U.S. Bank National Association
                              60 Livingston Avenue
                               St. Paul, MN 55107
                    Attention: Specialized Finance Department

                       By Facsimile Transmission (Eligible
                          Guarantor Institutions Only):
                                 (651) 495-8158

                              Confirm by Telephone:
                                 (800) 934-6802

     The Information Agent for the Exchange Offers is D.F. King & Co., Inc.


     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN THE ADDRESS LISTED ABOVE OR TRANSMISSION OF INSTRUCTIONS BY FACSIMILE OTHER THAN AS SET FORTH ABOVE IS NOT VALID DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY.

               COMPLETE THIS PAGE IF YOU HOLD 8 1/8% SENIOR NOTES
               --------------------------------------------------

Ladies and Gentlemen:

     Subject to the terms and conditions set forth in the Offering Circular and the accompanying Letter of Transmittal, the undersigned hereby tenders to Revlon, Inc. the principal amount of Exchange Notes set forth below pursuant to the guaranteed delivery procedure described in the Offering Circular under the title "The Exchange Offers -- Guaranteed Delivery Procedures."

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT OF 8 1/8% SENIOR NOTES TENDERED:*

$_______________________________________________________________________________

________________________________________________________________________________

SELECT THE TYPE OF CONSIDERATION YOU DESIRE TO RECEIVE:

in exchange for your validly tendered 8 1/8% Senior Notes (please check one):

[ ]  Cash Consideration

[ ]  Stock Consideration

(IF YOU DO NOT ELECT TO RECEIVE EITHER THE CASH CONSIDERATION OR THE STOCK CONSIDERATION, YOU WILL BE DEEMED TO HAVE ELECTED TO RECEIVE THE STOCK CONSIDERATION IN EXCHANGE FOR YOUR 8 1/8% SENIOR NOTES.)

for any accrued and unpaid interest due on the 8 1/8% Senior Notes (please check one):

[ ]  Cash

[ ]  Additional shares of Revlon Class A common stock

(IF YOU DO NOT ELECT TO RECEIVE EITHER CASH OR REVLON CLASS A COMMON STOCK AS PAYMENT FOR THE ACCRUED AND UNPAID INTEREST DUE ON YOUR 8 1/8% SENIOR NOTES, IF ANY, YOU WILL BE DEEMED TO HAVE CHOSEN PAYMENT IN ADDITIONAL SHARES OF REVLON CLASS A COMMON STOCK.)

[ ] Check here if you have selected the Cash Consideration and in the event of proration, you wish to have returned to you any portion of the Exchange Notes not exchanged for the Cash Consideration rather than automatically receiving additional shares of Revlon Class A common stock for such Exchange Notes.

(IF YOU DO NOT CHECK THIS BOX YOU WILL RECEIVE THE STOCK CONSIDERATION FOR ANY PORTION OF THE 8 1/8% SENIOR NOTES NOT EXCHANGED FOR THE CASH CONSIDERATION AS A RESULT OF PRORATION.)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Provide account number for delivery of the 8 1/8% Senior Notes by book-entry transfer to The Depository Trust Company.

Account Number__________________________________________________________________







-------------------------------------------------------------------------------

                 COMPLETE THIS PAGE IF YOU HOLD 9% SENIOR NOTES
                 ----------------------------------------------

PRINCIPAL AMOUNT OF 9% SENIOR NOTES TENDERED:*

$_______________________________________________________________________________

________________________________________________________________________________

SELECT THE TYPE OF CONSIDERATION YOU DESIRE TO RECEIVE:

in exchange for your validly tendered 9% Senior Notes (please check one):

[ ]  Cash Consideration

[ ]  Stock Consideration

(IF YOU DO NOT ELECT TO RECEIVE EITHER THE CASH CONSIDERATION OR THE STOCK CONSIDERATION, YOU WILL BE DEEMED TO HAVE ELECTED TO RECEIVE THE STOCK CONSIDERATION IN EXCHANGE FOR YOUR 9% SENIOR NOTES.)

for any accrued and unpaid interest due on the 9% Senior Notes (please check one):

[ ]  Cash

[ ]  Additional shares of Revlon Class A common stock

(IF YOU DO NOT ELECT TO RECEIVE EITHER CASH OR REVLON CLASS A COMMON STOCK AS PAYMENT FOR THE ACCRUED AND UNPAID INTEREST DUE ON YOUR 9% SENIOR NOTES, IF ANY, YOU WILL BE DEEMED TO HAVE CHOSEN PAYMENT IN ADDITIONAL SHARES OF REVLON CLASS A COMMON STOCK.)

[ ] Check here if you have selected the Cash Consideration and in the event of proration, you wish to have returned to you any portion of the Exchange Notes not exchanged for the Cash Consideration rather than automatically receiving additional shares of Revlon Class A common stock for such Exchange Notes.

(IF YOU DO NOT CHECK THIS BOX YOU WILL RECEIVE THE STOCK CONSIDERATION FOR ANY PORTION OF THE 9% SENIOR NOTES NOT EXCHANGED FOR THE CASH CONSIDERATION AS A RESULT OF PRORATION.)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Provide account number for delivery of the 9% Senior Notes by book-entry transfer to The Depository Trust Company.

Account Number__________________________________________________________________
















--------------------------------------------------------------------------------

         COMPLETE THIS PAGE IF YOU HOLD 8 5/8% SENIOR SUBORDINATED NOTES
         ---------------------------------------------------------------


--------------------------------------------------------------------------------
PRINCIPAL AMOUNT OF 8 5/8% SENIOR SUBORDINATED NOTES TENDERED:*

$_______________________________________________________________________________

_______________________________________________________________________________

SELECT THE TYPE OF CONSIDERATION YOU DESIRE TO RECEIVE:

in exchange for your validly tendered 8 5/8% Senior Subordinated Notes (please check one):

[ ]  Cash Consideration

[ ]  Stock Consideration

(IF YOU DO NOT ELECT TO RECEIVE EITHER THE CASH CONSIDERATION OR THE STOCK CONSIDERATION, YOU WILL BE DEEMED TO HAVE ELECTED TO RECEIVE THE STOCK CONSIDERATION IN EXCHANGE FOR YOUR 8 5/8% SENIOR SUBORDINATED NOTES.)

for any accrued and unpaid interest due on the 8 5/8% Senior Subordinated Notes (please check one):

[ ]  Cash

[ ]  Additional shares of Revlon Class A common stock

(IF YOU DO NOT ELECT TO RECEIVE EITHER CASH OR REVLON CLASS A COMMON STOCK AS PAYMENT FOR THE ACCRUED AND UNPAID INTEREST DUE ON YOUR 8 5/8% SENIOR SUBORDINATED NOTES, IF ANY, YOU WILL BE DEEMED TO HAVE CHOSEN PAYMENT IN ADDITIONAL SHARES OF REVLON CLASS A COMMON STOCK.)

[ ] Check here if you have selected the Cash Consideration and in the event of proration, you wish to have returned to you any portion of the Exchange Notes not exchanged for the Cash Consideration rather than automatically receiving additional shares of Revlon Class A common stock for such Exchange Notes.

(IF YOU DO NOT CHECK THIS BOX YOU WILL RECEIVE THE STOCK CONSIDERATION FOR ANY PORTION OF THE 8 5/8% SENIOR SUBORDINATED NOTES NOT EXCHANGED FOR THE CASH CONSIDERATION AS A RESULT OF PRORATION.)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Provide account number for delivery of the 8 5/8% Senior Subordinated Notes by book-entry transfer to The Depository Trust Company.


Account Number__________________________________________________________________












--------------------------------------------------------------------------------

----------
*     Exchange Notes must be in a minimum principal amount of $1,000.

ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.


                                PLEASE SIGN HERE



X______________________________________   ______________________________________


X______________________________________   ______________________________________
       Signature(s) of Owner(s)           Date
        or Authorized Signatory

Area Code and Telephone Number: (  )
                                -----------------------


     Must be signed by the Noteholder(s) as their name(s) appear(s) on a security position listing for Exchange Notes, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)


Name(s):
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

Capacity:
         -----------------------------------------------------------------------


Address(es):
            --------------------------------------------------------------------

                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)


The undersigned, an Eligible Guarantor Institution, hereby guarantees that timely confirmation of the book-entry transfer of such Exchange Notes into the exchange agent's account at The Depository Trust Company pursuant to the procedures set forth in the Offering Circular under the title "The Exchange Offers -- Guaranteed Delivery Procedures," together with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the exchange agent at the address set forth above, no later than three NYSE trading days after the Expiration Date.





-------------------------------------      ------------------------------------
               Name of Firm                         Authorized Signature


-------------------------------------      ------------------------------------
                  Address                                  Title


-------------------------------------      ------------------------------------
                 Zip Code                  (Please Type or Print)


Area Code and Tel. No.                     Dated:
                      ---------------            ------------------------------